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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 12, 2007


                             IVOICE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        333-120490                    20-1862731
 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


      750 HIGHWAY 34, MATAWAN, NJ                                   07747
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS
ITEM 8.01. OTHER EVENTS.

On October 12, 2007, the Company issued a press release entitled: "iVoice Technology and Proprietary Aluminum Products Designer Terminate Letter of Intent" that announced the termination of the Letter of Intent previously executed by and among iVoice Technology, Inc., Prosperity Ventures, Inc., Stronghold Manufacturing, Inc., Aero Consulting, LLC. and Screen Enclosure Technologies, LLC. The press release is attached as an Exhibit 99.1 hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits

   99.1 Press release dated October 12, 2007 entitled: "iVoice Technology and Proprietary Aluminum Products Designer Terminate Letter of Intent"


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE TECHNOLOGY, INC,

Date: October 18, 2007                 By: /s/ Jerome Mahoney
                                           --------------------------
                                           Jerome Mahoney
                                           President and Chief Executive Officer


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                                INDEX OF EXHIBITS

  99.1 Press release dated October 12, 2007 entitled: "iVoice Technology and Proprietary Aluminum Products Designer Terminate Letter of Intent"